                   Deutsche Bank Securities CMO Model
                          Price / Yield Report
Bond Id              : GMAC2003-1 POST PRICING 43 A7
Bond Name            : B (AA/AA 15.500%)
Original Balance     : 39,409,000.00                        Current Balance            : 39,409,000.00
Original Coupon      : 4.192000  %                          Current Coupon             : 4.192000  %
Deal Description     : GECMC 2003-1
Orig. Cutoff Date    : 5/1/03                               Dated Date                 : 5/1/03
Settlement Date      : 5/29/03                              First Payment Date         : 6/10/03
Prepay Method        : CPR
Scenario             : 0% CPR (except one loan partial prepay)
Market Levels        : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                     : 1.3270   1.3270   1.3270   1.3270   2.4080   3.4520   4.4300
Swap Table           : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP11Y   SWP12Y
                     :  17.21    17.21    25.34    32.00    29.50    38.50    40.05    40.75    36.75    30.75    45.75    57.25
Report Generated     : Mon May 19 11:24:56 2003 (v.4.145) /home/abehlman/emikus/deals/cmbs/gmac03c1/black/gmac03c1_pricing.cmo,


Bond Id              :
Bond Name            :
Original Balance     :
Original Coupon      :
Deal Description     :
Orig. Cutoff Date    :
Settlement Date      :
Prepay Method        :
Scenario             :
Market Levels        :
                     :
Swap Table           : SWP15Y   SWP20Y   SWP25Y   SWP30Y   SWP40Y
                     :  61.24    61.99    45.75    24.99    23.99
Report Generated     : /data/strgrp/tsy/gmac03c1_price.level

                       0.0

  100.212136         4.189
  100.243386         4.185
  100.274636         4.181
  100.305886         4.177
  100.337136         4.173
 *100.368386         4.169
  100.399636         4.165
  100.430886         4.161
  100.462136         4.157
  100.493386         4.154
  100.524636         4.150

Ave Life             9.864
Ave Cashflow         8.420
Mod Dur              7.918
Window           4/13-4/13
Sprd/Avl           74.6/av
Aprd/AvCf         104.7/av
Sprd/Tsy         71.7/10.0
SwapSpd               43.0
Bond Loss             0.00
Coll Loss             0.00
Loss Pct             0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report
Bond Id              : GMAC2003-1 POST PRICING 42 A7
Bond Name            : B (AA/AA 15.500%)
Original Balance     : 39,409,000.00                        Current Balance            : 39,409,000.00
Original Coupon      : 4.192000  %                          Current Coupon             : 4.192000  %
Deal Description     : GECMC 2003-1
Orig. Cutoff Date    : 5/1/03                               Dated Date                 : 5/1/03
Settlement Date      : 5/29/03                              First Payment Date         : 6/10/03
Prepay Method        : CPR
Scenario             : 0% CPR (except one loan partial prepay)
Market Levels        : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y
                     : 1.3270   1.3270   1.3270   1.3270   2.4080   3.4520   4.4300
Swap Table           : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP11Y   SWP12Y
                     :  17.21    17.21    25.34    32.00    29.50    38.50    40.05    40.75    36.75    30.75    45.75    57.25
Report Generated     : Mon May 19 11:24:43 2003 (v.4.145) /home/abehlman/emikus/deals/cmbs/gmac03c1/black/gmac03c1_pricing.cmo,


Bond Id              :
Bond Name            :
Original Balance     :
Original Coupon      :
Deal Description     :
Orig. Cutoff Date    :
Settlement Date      :
Prepay Method        :
Scenario             :
Market Levels        :
                     :
Swap Table           : SWP15Y   SWP20Y   SWP25Y   SWP30Y   SWP40Y
                     :  61.24    61.99    45.75    24.99    23.99
Report Generated     : /data/strgrp/tsy/gmac03c1_price.level

                       0.0

  100.291903         4.179
  100.323153         4.175
  100.354403         4.171
  100.385653         4.167
  100.416903         4.163
 *100.448153         4.159
  100.479403         4.155
  100.510653         4.151
  100.541903         4.148
  100.573153         4.144
  100.604403         4.140

Ave Life             9.864
Ave Cashflow         8.420
Mod Dur              7.918
Window           4/13-4/13
Sprd/Avl           73.6/av
Aprd/AvCf         103.7/av
Sprd/Tsy         70.7/10.0
SwapSpd               42.0
Bond Loss             0.00
Coll Loss             0.00
Loss Pct              0.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.